Prospectus Supplement November 12, 2021

For the following series with prospectuses dated January 1, 2021 (as supplemented to date):

American Funds College Target Date Series® American Funds Portfolio SeriesSM American Funds Retirement Income Portfolio SeriesSM American Funds Target Date Retirement Series®

1. The following bulleted item is added to the information for “D.A. Davidson & Co.” under “Front-end sales charge waivers on Class A shares available at D.A. Davidson (effective January 1, 2020)” in the “Appendix – Sales charge waivers” section of the prospectus:

•	D.A. Davidson has the authority to allow the purchase of Class A shares at net asset value for i) rollovers to IRAs from investments held in American Funds Recordkeeper Direct and PlanPremier retirement plan recordkeeping programs ii) rollovers to IRAs from 403(b) plans with Capital Bank and Trust Company as custodian or iii) IRA purchases so long as the proceeds are from the sale of shares from an American Funds Recordkeeper Direct retirement plan, PlanPremier retirement plan or 403(b) plan with Capital Bank and Trust Company as custodian and are used to make a purchase within 60 days of the redemption, if the shares held are ineligible to be rolled over to an IRA.

2. The following is added to the “Appendix – Sales charge waivers” section of the prospectus:

Northwestern Mutual Investment Services, LLC

Class A and C share purchases in owner-only 401(k) plans held at Northwestern Mutual Investment Services, LLC

Effective November 5, 2021, For 401(k) plans held at NMIS through its clearing firm, Pershing LLC, that cover only owners and their spouses and are not subject to ERISA, participants may purchase Class A shares with the applicable front-end sales charge or Class C shares with the applicable contingent deferred sales charge, in accordance with NMIS’s share class policies applicable to such plans.

Keep this supplement with your prospectus.

Lit. No. MFGEBS-498-1121P CGD/AFD/10039-S87532

THE FUNDS (EXCLUDING AMERICAN FUNDS COLLEGE TARGET DATE SERIES) MAKE AVAILABLE A SPANISH TRANSLATION OF THE ABOVE PROSPECTUS SUPPLEMENT FOR ALL FUNDS (EXCLUDING AMERICAN FUNDS COLLEGE TARGET DATE SERIES) IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE PROSPECTUS SUPPLEMENT ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT OF THE FUNDS’ PROSPECTUSES (EXCLUDING AMERICAN FUNDS COLLEGE TARGET DATE SERIES).

/s/	STEVEN I. KOSZALKA
STEVEN I. KOSZALKA
SECRETARY